POWER OF ATTORNEY


         WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before January 1, 2002, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a new registration statement for the Company's Separate Account 1 (the "Registration Statement"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence L. Grypp, Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Registration Statement, and thereafter to execute and file any pre-effective amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Registration Statement and any pre-effective amendments thereto and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and be effective until the earlier of the date the Registration Statement shall have become effective under the federal securities laws or May 1, 2002.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ___ day of October, 2001.



                                   /s/ Paul H. Amato
                                   ---------------------------------------------
                                   Paul H. Amato



759022.02/1

                                POWER OF ATTORNEY


         WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before January 1, 2002, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a new registration statement for the Company's Separate Account 1 (the "Registration Statement"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence L. Grypp, Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Registration Statement, and thereafter to execute and file any pre-effective amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Registration Statement and any pre-effective amendments thereto and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and be effective until the earlier of the date the Registration Statement shall have become effective under the federal securities laws or May 1, 2002.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of October, 2001.



                                 /s/ John F. Barrett
                                 -----------------------------------------------
                                 John F. Barrett



759022.02/2

                                POWER OF ATTORNEY


         WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before January 1, 2002, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a new registration statement for the Company's Separate Account 1 (the "Registration Statement"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence L. Grypp, Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Registration Statement, and thereafter to execute and file any pre-effective amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Registration Statement and any pre-effective amendments thereto and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and be effective until the earlier of the date the Registration Statement shall have become effective under the federal securities laws or May 1, 2002.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of October, 2001.



                                 /s/ James N. Clark
                                 -----------------------------------------------
                                 James N. Clark



759022.02/3

                               POWER OF ATTORNEY


         WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before January 1, 2002, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a new registration statement for the Company's Separate Account 1 (the "Registration Statement"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence L. Grypp, Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Registration Statement, and thereafter to execute and file any pre-effective amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Registration Statement and any pre-effective amendments thereto and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and be effective until the earlier of the date the Registration Statement shall have become effective under the federal securities laws or May 1, 2002.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of October, 2001.



                                 /s/ William J. Williams
                                 -----------------------------------------------
                                 William J. Williams



759022.02/4

                               POWER OF ATTORNEY


         WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before January 1, 2002, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a new registratration statement for the Company's Separate Account 1 (the "Registration Statement"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert
L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Registration Statement, and thereafter to execute and file any pre-effective amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Registration Statement and any pre-effective amendments thereto and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and be effective until the earlier of the date the Post-Effective Amendments shall have become effective under the federal securities laws or May 1, 2002.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of October, 2001.



                                 /s/ Lawrence L. Grypp
                                 -----------------------------------------------
                                 Lawrence L. Grypp



759022.02/5

                               POWER OF ATTORNEY


         WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before January 1, 2002, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a new registration statement for the Company's Separate Account 1 (the "Registration Statement"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence L. Grypp, Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Registration Statement, and thereafter to execute and file any pre-effective amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Registration Statement and any pre-effective amendments thereto and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and be effective until the earlier of the date the Registration Statement shall have become effective under the federal securities laws or May 1, 2002.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of October, 2001.



                                 /s/ Ralph E. Waldo
                                 -----------------------------------------------
                                 Ralph E. Waldo



759022.02/6